                                                                 EXHIBIT 99.6
                                    CONSENT


        I, Marshall S. Cogan, consent in this Registration Statement on Form S-4 of The O'Gara Company to the inclusion of my name as a nominee for director of The O'Gara Company.



                                        /s/ Marshall S. Cogan
                                        ---------------------------------
                                        Name:  Marshall S. Cogan